UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K/A

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.


                                  July 20, 2006
                Date of Report (Date of Earliest Event Reported)



                                Diversifax, Inc.
               (Exact name of Registrant as specified in charter)



                         Commission File Number: 0-20936



           Delaware                                          13-3637458
 (State  of  Incorporation)                          (I.R.S.Employer  I.D.  No)



              4274 Independence Court, Sarasota, Florida 34234-2109
                     (Address of Principal Executive Offices)


                                 (941) 351-2720
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
         CFR  230.425)
[  ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR  240.14a-12)
[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
         Exchange  Act  (17  CFR  240.14d-2(b))
[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
         Exchange  Act  (17  CFR  240.13e-4(c))

Amendment number 2:

Item  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

On July 20, 2006, the Registrant issued a total of 25,000,000 shares of its common stock to Dr. Irwin Horowitz, the Registrant's chief executive officer, who is an accredited investor. Dr. Horowitz purchased the shares at $0.017 per share, for an aggregate purchase price of $425,000. He paid the consideration by reducing the Registrant's preexisting liability to him. Prior to the transaction, Dr. Horowitz owned approximately 64.5% of our outstanding common stock. After the transaction, Dr. Horowitz owned approximately 81.8% of our outstanding common stock. The transaction was exempt from registration under
Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder and was not underwritten.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Diversifax,  Inc.


                                       By:     /s/Irwin  Horowitz
                                          -----------------------
                                      Irwin  Horowitz,  President